UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 13, 2008
RIDGEWOOD ELECTRIC POWER TRUST IV

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25430	22-3324608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 888-7444
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1: FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
EX-10.1: FIRST AMENDMENT TO BACKUP CERTIFICATE AGREEMENT
EX-10.2: FIRST AMENDMENT TO GUARANTY OF COVANTA ENERGY CORP.
EX-10.3: FIRST AMENDMENT TO SELLERS OMNIBUS AGREEMENT
EX-10.4: FIRST AMENDMENT TO CERTIFICATE SALE SUPPORT AGREEMENT
EX-10.5: FIRST AMENDMENT TO AGENCY AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
Introduction
          As disclosed in Current Reports on Form 8-K (together, the “August Forms 8-K”) filed with the Securities and Exchange Commission (the “SEC”) by Ridgewood Electric Power Trust IV (“Trust IV”) and Ridgewood Electric Power Trust V (“Trust V”, and together with Trust IV, the “Trusts”), respectively, on August 25, 2008, Ridgewood Maine L.L.C. (“Ridgewood Maine”) and Indeck Energy Services, Inc. (“Indeck Energy” and together, the “Sellers”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) to sell 100 percent of the membership interests of Indeck Maine Energy, LLC (“Indeck Maine”) to Covanta Energy Corporation (the “Buyer”) for cash, pursuant to the terms and subject to the conditions of such Purchase and Sale Agreement (the “Sale”). Ridgewood Maine is owned 50% by Trust IV and 50% by Trust V. The Purchase and Sale Agreement was filed as an exhibit to each of the August Forms 8-K. The allocation of proceeds from the Sale were to be allocated between the Sellers pursuant to the Sellers Omnibus Agreement (the “Sellers Omnibus Agreement”) among the Sellers and, for certain limited purposes, Ridgewood Renewable Power, LLC, the Managing Shareholder of each of the Trusts (“RRP”).
          In addition, also as disclosed in the August Forms 8-K, Trust V, Trust IV and certain of their affiliates, made certain changes in their relationship with a power marketer that purchases Renewable Portfolio Standard Attributes (“RPS Attributes”) produced by the Indeck Maine facilities and by the methane gas powered electric generating facilities owned by Trust IV and affiliated entities, pursuant to an amendment to that agreement and pursuant to the terms of a Backup Certificate Agreement (the “Backup Certificate Agreement”), a Certificate Sale Support Agreement (the “Certificate Sale Support Agreement”) and an Agency Agreement (the “Agency Agreement”), each of which was described in the August Forms 8-K and was filed as an exhibit thereto.
          The Purchase and Sale Agreement, together with the Backup Certificate Agreement, the Certificate Sale Support Agreement, the Agency Agreement, the Sellers Omnibus Agreement and the Guaranty of Covanta (the “Guaranty of Covanta”), filed to each of the August 2008 Forms 8-K are referred to herein collectively as the “Agreements.”
          The disclosure under Item 1.01 of the August Forms 8-K is incorporated herein by reference.
Amendments to Agreements
          On November 12, 2008 (the “Amendment Date”), the parties to each of the respective Agreements entered into amendments thereto (collectively, the “Amendments”), as described below. Among other things, the Amendments:
•	make later the date on which either the Sellers or the Buyer can terminate the Purchase and Sale Agreement from October 31, 2008 to January 31, 2009 (which could become February 28, 2009 in certain circumstances);

•	reduce the purchase price to be paid to the Sellers in the Sale;

•	change the effective date for the purpose of determining the amount of the working capital payment from a date prior to the closing date, to the closing date with a post-closing net working capital true-up adjustment;

•	provide for $2,500,000 of the Sale proceeds to be escrowed by the Sellers to be available if the Sellers are required to pay the Buyer as a result of the working capital adjustment;

•	provide for the Sellers to take an assignment of certain accounts receivable and RPS Attributes related to electricity generated by the Indeck Maine facilities prior to the closing of the Sale;

•	provide for Linwood 0708 LLC (“Linwood”), to act as agent for the Sellers in receiving, selling and collecting on the RPS Attributes and accounts receivable transferred to the Sellers; and

•	reduce the cap on Covanta’s guaranty of Indeck Maine’s obligations regarding RPS Attributes after the closing of the Sale.
          RRP, which manages each of the Trusts, is controlled by Robert E. Swanson, who is the manager, chairman, and, together with his family trusts, owns all of the membership interests of RRP. Ridgewood Maine is managed by Ridgewood Penobscot Management Corporation (“Ridgewood Penobscot”), a corporation for which Mr. Swanson is the sole director. Ridgewood Maine holds a preferred interest in Indeck Maine, and Indeck Energy, which is not affiliated with the Trusts, RRP or Ridgewood Penobscot, holds the subordinate interest in Indeck Maine. In addition to these interests, as of the Amendment Date, Ridgewood Maine and Indeck Energy also hold notes issued by Indeck Maine that are to be converted into senior preferred membership interests in Indeck Maine prior to closing of the Sale pursuant to the terms and conditions of the Sellers Omnibus Agreement, as amended. Ridgewood Maine and Indeck Energy together own 100% of Indeck Maine.
          First Amendment to Purchase and Sale Agreement
          On November 12, 2008, the First Amendment to the Purchase and Sale Agreement (the “PSA Amendment”), dated as of November 11, 2008, was entered into among the Sellers, the Buyer, and for certain limited purposes, Indeck Maine. The PSA Amendment provides that the Purchase and Sale Agreement may be terminated by the Sellers or by the Buyer if the closing of the Sale does not occur by January 31, 2009, provided that such date may be extended to February 28, 2009 under certain circumstances in accordance with the PSA Amendment.
          Under the PSA Amendment, the terms of the Sale were modified to, among other things, reduce the total estimated proceeds of the Sale at closing from approximately $91.4 million to approximately $65.9 million, which amount (i) includes the payment to the Sellers of $52 million in cash plus an amount equal to the estimated net working capital of Indeck Maine as of the closing date, minus (ii) payments of $1,105,118 for retention payments to, and $56,873 for accrued vacation time for the on-site staff of Indeck Maine’s facilities. The amount of the payment of the estimated working capital of Indeck Maine made on the closing date is subject to adjustment, generally within 90 days following the closing, to reflect the difference between actual net working capital at the closing versus estimated net working capital. The PSA Amendment includes mutual covenants of the Buyer and Sellers that each will have sufficient funds to pay for any adjustment to net working capital and the Sellers have provided for a $2,500,000 amount to be paid into escrow at closing for this purpose.
          In addition, at the closing of the Sale, Indeck Maine will distribute to the Sellers certain accounts receivable resulting from the sale of RPS Attributes delivered and not yet fully paid for which are associated with electricity produced by Indeck Maine’s projects prior to the closing, as well as any produced but unsold RPS Attributes associated with electricity that is produced by Indeck Maine’s projects prior to the closing (the “Pre-Closing REC Rights”). Indeck Maine will assign both of these Pre-Closing REC Rights to an entity chosen by the Sellers (which is currently expected to be Linwood) to act as agent for the Sellers to collect amounts owed, or sell and collect amounts, with respect to the Pre-Closing REC Rights. Sellers agree to cause their affiliates to pay, perform and discharge the liabilities and obligations associated with the sale of the Pre-Closing REC Rights and to indemnify the Buyer for their failure to do so.

          The PSA Amendment also requires that Indeck Maine contract to extend certain transmission-related service contracts prior to the closing, updates the disclosure schedules to the Purchase and Sale Agreement and includes a confirmation by the Sellers of their representations and warranties in the Purchase and Sale Agreement as of the Amendment Date.
          First Amendment to Backup Certificate Agreement
          On November 12, 2008, the First Amendment to the Backup Certificate Agreement (the “Amendment to Backup Certificate Agreement”), dated as of November 11, 2008, was entered into by and among Indeck Maine, Ridgewood Providence Power Partners, L.P. (“Ridgewood Providence”), Ridgewood Rhode Island Generation, LLC (“Ridgewood Rhode Island”), Linwood, Rhode Island LFG Genco, LLC (“Rhode Island Genco” and together with Ridgewood Providence, Ridgewood Rhode Island and Linwood, the “Backup Purchasers”), and for certain limited purposes, Ridgewood Power Management LLC (“RPM”) and the Buyer. The Amendment to Backup Certificate Agreement modifies Indeck Maine’s obligation to provide RPS Attributes to the Backup Purchasers to be used in satisfaction of Ridgewood Providence’s, Ridgewood Rhode Island’s and Linwood’s obligations under that certain agreement with the power marketer to provide such power marketer with the RPS Attributes. This modification reflects the fact that the PSA Amendment provides that certain RPS Attributes associated with electricity produced by the Indeck Maine’s facilities prior to the closing of the Sale will be transferred from Indeck Maine to Linwood or another entity designated by the Sellers and, as a result, those RPS Attributes will no longer be available to Indeck Maine to satisfy its obligations under the Backup Certificate Agreement.
          First Amendment to Guaranty of Covanta
          On November 12, 2008, the First Amendment to the Guaranty of Covanta (the “Amendment to Guaranty”), dated as of November 11, 2008, was made by the Buyer and acknowledged and agreed by Ridgewood Providence, Ridgewood Rhode Island and Linwood. Under the Amendment to Guaranty, the cap on the amount of the guaranty provided by Buyer to the Backup Purchasers guaranteeing the obligations of Indeck Maine to pay damages under the Backup Certificate Agreement has been reduced from $7,300,000 to $3,000,000. This reduction reflects, in part, the modification of Indeck Maine’s obligations that were effected by the Amendment to Backup Certificate Agreement.
          First Amendment to Sellers Omnibus Agreement
          On November 12, 2008, the First Amendment to the Sellers Omnibus Agreement (the “Amendment to Sellers Omnibus Agreement”), dated as of November 11, 2008, was entered into by and among the Sellers and, for certain limited purposes, RRP. Under the Amendment to Sellers Omnibus Agreement, in order to provide for the possibility of the Sellers having to make a payment to Buyer pursuant to the net working capital adjustment provided for in the PSA Amendment, the Sellers have agreed to escrow $2,500,000 of the proceeds of the Sale (with 55% of that escrow being provided by Ridgewood Maine and 45% of that escrow being provided by Indeck Energy). The funds will remain in escrow until the final net working capital adjustment is determined, and in the event of an adjustment in favor of the Buyer, the payment of the adjustment will come out of the escrowed funds. Any portion of the escrowed funds left will be distributed to Sellers from the escrow. Ridgewood Maine will act as the escrow agent for the escrowed funds.
          The Amendment to Sellers Omnibus Agreement also provides that Linwood, will collect amounts due with respect to Pre-Closing REC Rights and remit them to Sellers with 45% of the net proceeds from such collections going to Indeck Energy and 55% of those net proceeds going to Ridgewood Maine.
          Additionally, under the Amendment to Sellers Omnibus Agreement, the Sellers have amended the distribution provisions of the Indeck Maine operating agreement to provide that upon the contribution to Indeck Maine of certain promissory notes previously issued to the Sellers for loans made by them to Indeck Maine, the senior preferred membership interests issued in exchange for the contributions will have the first right to payments from Indeck Maine’s cash flow until they receive the full value of such interests.
          First Amendment to Certificate Sale Support Agreement
          On November 12, 2008, the First Amendment to the Certificate Sale Support Agreement (the “Amendment to the Certificate Sale Support Agreement”), dated as of November 11, 2008, was entered into by and among the Sellers, Linwood, Ridgewood Rhode Island, Ridgewood Providence, Rhode Island Genco, Indeck Energy, Ridgewood Electric Power Trust I, Ridgewood Electric Power Trust III (“Trust III”), Trust IV, Trust V, Ridgewood Power B Fund/Providence Expansion (“B Fund”) and RRP. Under the Amendment to Certificate Sale Support Agreement, Linwood, will hold the RPS Attributes and accounts receivable transferred to it at the closing of the Sale as agent for the Sellers and will use commercially reasonable efforts to collect amounts due relating to the RPS Attributes and accounts receivable. The Amendment to the Certificate Sale Support Agreement also makes changes to the provisions regarding the security deposit provided to a power marketer under an agreement for the sale of RPS Attributes to reflect the decrease in the amount of such deposits and the manner in which the total amount of that deposit will be reduced over the remaining term of that agreement.
          First Amendment to Agency Agreement
          On November 12, 2008, the First Amendment to the Agency Agreement (the “Amendment to Agency Agreement”), dated as of November 11, 2008, was entered into by and among Ridgewood Providence, Ridgewood Rhode Island, Linwood, RPM and Indeck Maine and acknowledged by Trust III, Trust IV, Trust V and B Fund. Under the Amendment to Agency Agreement, the reference to the Backup Certificate Agreement has been amended to reflect the amendment of such agreement.
          The foregoing description of the Sale and the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA Amendment, the Amendment to Backup Certificate Agreement, the Amendment to Guaranty, the Amendment to Sellers Omnibus Amendment, the Amendment to Certificate Sale Support Agreement and the Amendment to Agency Agreement, each of which is filed as an exhibit to this report and is incorporated by reference herein.
Forward-looking Information
          This Current Report on Form 8-K and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Sale and the other transactions contemplated by the Purchase and Sale Agreement, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Purchase and Sale Agreement to satisfy the conditions to closing specified in the Purchase and Sale Agreement, as amended.

Additional Information and Where to Find It
          This report may be deemed to be solicitation material in respect of the Sale by the Trusts, to the extent that it is ultimately determined that approval of the shareholders of one or both of the Trusts would be required to consummate the transaction. To the extent so required, each Trust will file with the SEC a definitive consent statement to be used by such Trust to solicit the approval of its shareholders for the Sale. You are urged to read the consent statements regarding the Sale, if and when it becomes available, and any other relevant documents filed by the Trusts with the SEC, as well as any amendments or supplements to any such consent statement, because they will contain important information. You can obtain free copies of any such materials (including any consent statement) filed by the Trusts with the SEC, as well as other filings containing information about each of the Trusts at the SEC’s Internet Site (http://www.sec.gov). Each Trust will also provide copies of any such consent statement and other information filed with the SEC by such Trust to any shareholder of the Trust, at the actual cost of reproduction, upon written request to Daniel V. Gulino, Esq., General Counsel, or via telephone at (201) 447-9000.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Title

2.1	First Amendment to Purchase and Sale Agreement, dated as of November 11, 2008, by and among Ridgewood Maine, L.L.C., Indeck Energy Services, Inc., Covanta Energy Corporation, and for certain limited purposes Indeck Maine Energy, LLC

10.1	First Amendment to Backup Certificate Agreement, dated as of November 11, 2008, by and among Indeck Maine Energy, LLC, Ridgewood Providence Power Partners, L.P., Ridgewood Rhode Island Generation, LLC, Linwood 0708 LLC, Rhode Island LFG Genco, LLC, and for certain limited purposes, Ridgewood Power Management LLC and Covanta Energy Corporation

10.2	First Amendment to Guaranty of Covanta Energy Corporation, dated as of November 11, 2008

10.3	First Amendment to Sellers Omnibus Agreement, dated as of November 11, 2008, by and among Ridgewood Maine, L.L.C. and Indeck Energy Services, Inc. and, for certain limited purposes, Ridgewood Renewable Power LLC

10.4	First Amendment to Certificate Sale Support Agreement, dated as of November 11, 2008, by and among Linwood 0708 LLC, Ridgewood Rhode Island Generation, LLC, Ridgewood Providence Power Partners, L.P., Rhode Island LFG Genco, LLC, Indeck Energy Services, Inc., Ridgewood Electric Power Trust I, Ridgewood Electric Power Trust III, Ridgewood Electric Power Trust IV, Ridgewood Electric Power Trust V, Ridgewood Power B Fund/Providence Expansion and Ridgewood Renewable Power, LLC

10.5	First Amendment to Agency Agreement, dated as of November 11, 2008, among Ridgewood Providence Power Partners, L.P., Ridgewood Rhode Island Generation, LLC, Linwood 0708 LLC, Ridgewood Power Management, LLC and Indeck Maine Energy, LLC

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST IV
Date: November 13, 2008	By:	/s/ JEFFREY H. STRASBERG
		Name:	Jeffrey H. Strasberg
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

2.1	First Amendment to Purchase and Sale Agreement, dated as November 11, 2008, by and among Ridgewood Maine, L.L.C., Indeck Energy Services, Inc., Covanta Energy Corporation, and for certain limited purposes Indeck Maine Energy, LLC

10.1	First Amendment to Backup Certificate Agreement, dated as of November 11, 2008, by and among Indeck Maine Energy, LLC, Ridgewood Providence Power Partners, L.P., Ridgewood Rhode Island Generation, LLC, Linwood 0708 LLC, Rhode Island LFG Genco, LLC, and for certain limited purposes, Ridgewood Power Management LLC and Covanta Energy Corporation

10.2	First Amendment to Guaranty of Covanta Energy Corporation, dated as of November 11, 2008

10.3	First Amendment to Sellers Omnibus Agreement, dated as of November 11, 2008, by and among Ridgewood Maine, L.L.C. and Indeck Energy Services, Inc. and, for certain limited purposes, Ridgewood Renewable Power LLC

10.4	First Amendment to Certificate Sale Support Agreement, dated as of November 11, 2008, by and among Linwood 0708 LLC, Ridgewood Rhode Island Generation, LLC, Ridgewood Providence Power Partners, L.P., Rhode Island LFG Genco, LLC, Indeck Energy Services, Inc., Ridgewood Electric Power Trust I, Ridgewood Electric Power Trust III, Ridgewood Electric Power Trust IV, Ridgewood Electric Power Trust V, Ridgewood Power B Fund/Providence Expansion and Ridgewood Renewable Power, LLC

10.5	First Amendment to Agency Agreement, dated as of November 11, 2008, among Ridgewood Providence Power Partners, L.P., Ridgewood Rhode Island Generation, LLC, Linwood 0708 LLC, Ridgewood Power Management, LLC and Indeck Maine Energy, LLC